Exhibit 99.2

FORM OF PURCHASE AGREEMENT

Genelabs Technologies, Inc. 505 Penobscot Drive Redwood City, CA 94063

Ladies and Gentlemen:

The undersigned (the “Purchaser”), hereby confirms its agreement with you as follows:

1. This Purchase Agreement (the “Agreement”) is made as of the date set forth below between Genelabs Technologies, Inc., a California corporation (the “Company”), and the Purchaser.

2. The Company has authorized the sale and issuance of up to 15,000,000 shares (the “Shares”) of its common stock, no par value (the “Common Stock”), for a purchase price of $____ per Share, to certain purchasers (the “Offering”). The Offering has been registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (No. 333-108608) (the “Registration Statement”).

3. The Company and the Purchaser agree that the Purchaser will purchase from the Company, and the Company will issue and sell to the Purchaser, the number of shares of Common Stock set forth below for an aggregate purchase price set forth below pursuant to the Terms and Conditions for Purchase of the Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. The Shares purchased by the Purchaser will be delivered in electronic book-entry form at the Depositary Trust Company (“DTC”) registered in the Purchaser’s name and address set forth below and will be released by Mellon Investor Services, the Company’s transfer agent (the “Transfer Agent”).

4. The Purchaser represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof.

5. The Purchaser hereby confirms receipt of the Company’s Prospectus Supplement, dated September 30, 2003 and the Base Prospectus, dated September 30, 2003 (collectively, the “Prospectus”), and consents to electronic delivery by the Company of such Prospectus.

Number of Shares: _________________________

Aggregate Purchase Price:	$_________________________

Exceptions to Paragraph 4:	__________________________
(If none, write "None")	__________________________
__________________________
__________________________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Purchaser:

By:

Print Name:
Title:
Address:

Tax ID No.:
Contact Name:
Telephone:
Name in which book-entry should be made (if different):

AGREED AND ACCEPTED:

Genelabs Technologies, Inc.

By: __________________________ Name: Title:

SIGNATURE PAGE TO PURCHASE AGREEMENT

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1.	Authorization and Sale of the Shares. The Company has authorized the sale of up to 15,000,000 Shares pursuant to the Offering. The Company reserves the right to increase or decrease this number.

2.	Agreement to Sell and Purchase the Shares; Subscription Date.

(a)	Upon the terms and subject to the conditions set forth below, at the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will purchase from the Company, the number of the Shares set forth on the signature page to the Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the “Signature Page”) for the aggregate purchase price set forth on the Signature Page.

(b)	The Company proposes to enter into this same form of purchase agreement with other purchasers (the “Other Purchasers”) and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the purchase agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.”

(c)	Purchaser acknowledges that the Company intends to pay Natexis Bleichroeder Inc. (the “Agent”) a fee in respect of the sale of the Shares to the Purchaser.

3. Closing and Delivery of the Shares.

(a)	The completion of the purchase and sale of the Shares (the “Closing”) will occur at 6:00 A.M., California time, on October __, 2003 at the offices of the Agent’s counsel, or such other time and place to be determined by the Company and the Agent (the “Closing Time”). At the Closing, the Company shall cause the Transfer Agent to issue to the Purchaser by electronic book-entry the number of Shares set forth on the Signature Page registered in the name of the Purchaser or, if so indicated on the Signature Page, in the name of the nominee designated by the Purchaser.

(b)	The Company’s obligation to issue the Shares to the Purchaser will be subject to the following conditions, any one or more of which may be waived by the Company: (i) the delivery by each Purchaser to the third party identified in Exhibit A hereto, as escrow agent (the “Escrow Agent”), not less than two business days prior to the Closing Time, the aggregate sale price for the Shares to be purchased by such Purchaser, by wire transfer of immediately available funds to the account identified in Exhibit A hereto; (ii) the accuracy of the representations and warranties made by the Purchaser; (iii) the fulfillment by the Purchaser of those undertakings of the Purchaser to be fulfilled prior to the Closing Time; (iv) the Agency Agreement remaining in full force and effect; and (v) the conditions to closing set forth in the Agency Agreement having been satisfied.

(c)	The Purchaser’s obligation to purchase the Shares will be subject to the following conditions, any one or more of which may be waived by the Purchaser: (i) the accuracy of the representations and warranties made by the Company; and (ii) the fulfillment in all material respects of the Company of those undertakings of the Company to be fulfilled prior to the Closing Time.

4.	Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser, as follows:

(a)	The Company has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)	This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5. Representations, Warranties and Covenants of the Purchaser.

(a)	The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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(b)	The Purchaser understands that nothing in the Prospectus, this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(c)	The Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. If the Purchaser is outside the United States, the Purchaser will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth or incorporated by reference in the Base Prospectus or the Prospectus Supplement.

(d)	The Purchaser represents, warrants and agrees that, within the past 10 trading days it has not engaged, and through the Closing Date it will not engage, in any short selling of the Company’s securities, or established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934 with respect to the Company’s securities.

6.	Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

7.	Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified below prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

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If to the Company:	Genelabs Technologies, Inc. 505 Penobscot Drive Redwood City, CA 94063 Attn: Chief Financial Officer Fax No.: (650) 368-0709

With a copy to:	Skadden, Arps, Slate, Meagher & Flom LLP 525 University Avenue Palo Alto, CA 94301 Attn: Gregory C. Smith, Esq. Fax No.: (650) 470-4570

If to the Purchaser:	At the address indicated on the Signature Page, or at such other address or addresses as may have been furnished to the Company in writing.

8.	Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

9.	Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

10.	Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.	Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

12.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

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